UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under §240.14a-12

PAYPAL HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

No fee required.

Fee paid previously with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PAYPAL HOLDINGS, INC.

2211 NORTH FIRST STREET

SAN JOSE, CA 95131

V88391-P45799

Your Vote Counts! PAYPAL HOLDINGS, INC. 2026 Annual Meeting Vote online by May 18, 2026 11:59 PM ET

You invested in PAYPAL HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of the 11 Director Nominees Named in the Proxy Statement.

Nominees:

1a.	Joy Chik	For

1b.	Jonathan Christodoro	For

1c.	Carmine Di Sibio	For

1d.	David W. Dorman	For

1e.	Alyssa H. Henry	For

1f.	Enrique Lores	For

1g.	Deborah M. Messemer	For

1h.	David M. Moffett	For

1i.	Ann M. Sarnoff	For

1j.	Deirdre Stanley	For

1k.	Frank D. Yeary	For

2.	Advisory Vote to Approve Named Executive Officer Compensation.	For

3.	Approval of the PayPal Holdings, Inc. 2026 Equity Incentive Award Plan.	For

4.	Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Auditor for 2026.	For

5.	Stockholder Proposal - Policy on Provision of Services in Conflict Zones.	Against

6.	Stockholder Proposal - Reduce Threshold to Call Special Meetings of Stockholders.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If this proxy is signed and returned, it will be voted in accordance with your instructions.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V88392-P45799